Exhibit 99.1

NEWS RELEASE

Company Contact:

Neil Stinchcombe, CMO

Cerberus Sentinel

480-500-7294

Neil.Stinchcombe@cerberussentinel.com

Public Relations Contact:

Cathy Morley Foster

Eskenzi PR

925-708-7893

cathy@eskenzipr.com

Corporate Communications

IBN (InvestorBrandNetwork)

Los Angeles, California

www.InvestorBrandNetwork.com

310-299-1717 Office

Editor@InvestorBrandNetwork.com

Cerberus Sentinel announces acquisition of NLT Secure

U.S. cybersecurity services firm continues expansion into Latin America

Scottsdale, Ariz. Sept. 6, 2022 – Cerberus Cyber Sentinel Corporation (NASDAQ: CISO), an industry leader as a managed cybersecurity and compliance provider, based in Scottsdale, Ariz., announced that it has completed the acquisition of NLT Secure, a cybersecurity company with headquarters in Providencia, Chile, and U.S. offices in Tampa, Florida. Under the terms of the agreement, NLT Secure became a wholly owned subsidiary of Cerberus Sentinel.

NLT Secure provides a broad range of security solutions and managed services to organizations throughout South America. Lorenzo Espinoza, founder and chairman, NLT Secure, will continue to manage the company’s team of professionals and will work closely with the leadership team in Latin America.

“NLT Secure accelerates our growth strategy into Latin America and is an excellent cultural fit,” said David Jemmett, CEO and founder of Cerberus Sentinel. “As cybersecurity continues to be a global challenge requiring a breadth of capabilities, NLT has made this its mission to help secure businesses and organizations. NLT Secure has partnered with our Arkavia Networks and CUATROi teams, also based in Chile, for several years and compliments our combined service offerings.”

“Our vision has always been to protect and guarantee the continuity of operations for our clients considering the challenging scenario of cyber threats they face every day. I want to deeply thank the incredible team of professionals that make up NLT, because it is thanks to their passion and commitment that we have managed to make this dream come true. I´m so excited to take this step together with the incredible team of Cerberus Sentinel, with whom we share a culture and a vision,” said Espinoza.

NLT Secure will continue to be based in Chile and Tampa, Florida.

About Cerberus Sentinel

Cerberus Sentinel is an industry leader as a managed cybersecurity and compliance provider. The company is rapidly expanding by acquiring world-class cybersecurity, secured managed services, and compliance companies with top-tier talent that utilize the latest technology to create innovative solutions to protect the most demanding businesses and government organizations against continuing and emerging security threats and compliance obligations.

Safe Harbor Statement

This news release contains certain statements that may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our belief that NLT Secure accelerates our growth strategy into Latin America and is an excellent cultural fit; NLT’s mission to help secure businesses and organizations; our belief that NLT compliments our combined service offerings; and our vision to protect and guarantee the continuity of operations for our clients considering the challenging scenario of cyber threats they face every day. These statements are often, but not always, made through the use of words or phrases such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “predict,” “plan,” “project,” “continuing,” “ongoing,” “potential,” “opportunity,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar words or phrases. These statements reflect our current views, expectations, and beliefs concerning future events and are subject to substantial risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, risks related to our ability to raise capital; our ability to increase revenue and cash flow and become profitable; our ability to recruit and retain key talent; our ability to identify and consummate acquisitions; our ability to acquire, attract, and retain clients; and other risks detailed from time to time in the reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we assume no obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments, or otherwise.